                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



                        Date of Report: August 18, 1999



                                 SUNOCO, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Pennsylvania                 1-6841               23-1743282
----------------        -----------           --------------
(State or other         (Commission           (IRS employer
 jurisdiction of        file number)          identification
 incorporation)                               number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
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(Address of principal executive offices)              (Zip Code)

(215) 977-3000
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(Registrant's telephone number, including area code)

                                       1
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Item 5.   Other Events.
          -------------

  On this Current Report on Form 8-K, the Registrant is filing with the Securities and Exchange Commission certain exhibits that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 33-53717).



Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------------------------------------------------------

  (c) Exhibits
      --------
      4    Form of Note.

      5    Opinion of Ann C. Mule', General Attorney and
           Corporate Secretary of Sunoco, Inc.

     23.1  Consent of independent auditors.

     23.2  Consent of counsel (included in Exhibit 5).

                                       2
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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     SUNOCO, INC.



BY   s/ JOSEPH P. KROTT
     ------------------
     Joseph P. Krott
     Comptroller
     (Principal Accounting Officer)

DATE August 17, 1999

                                       3
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                           Exhibit
-------     -----------------------------------------------
 4          Form of Note.

 5          Opinion of Ann C. Mule', General Attorney and
            Corporate Secretary of Sunoco, Inc.

23.1        Consent of independent auditors.

23.2        Consent of counsel (included in Exhibit 5).

                                       4